UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2017
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 8.01 Other Events.

In October and November 2016, IDACORP, Inc.'s (IDACORP) principal operating subsidiary, Idaho Power Company (Idaho Power), filed applications with the Idaho Public Utilities Commission (IPUC) and Public Utility Commission of Oregon (OPUC), respectively, requesting authorization to (a) accelerate depreciation for the North Valmy coal-fired power plant (Valmy Plant), to allow the plant to be fully depreciated by December 31, 2025, (b) establish a balancing account to track the incremental costs and benefits associated with the accelerated depreciation date, and (c) adjust customer rates to recover the associated incremental annual levelized revenue requirement.

In May 2017, Idaho Power filed a settlement stipulation with the IPUC regarding the Valmy Plant depreciation. On May 31, 2017, the IPUC approved the settlement stipulation, which provides for an increase in the Idaho jurisdictional revenue requirement of $13.3 million per year, effective June 1, 2017, to recover costs associated with the accelerated depreciation of existing investments for unit 1 and unit 2 at the Valmy Plant to be amortized through 2028 with an assumed Idaho Power cessation of coal-fired operations at unit 1 at the end of 2019 and unit 2 at the end of 2025. The costs also include forecasted investments for the Valmy Plant from 2017 through 2019 for unit 1, forecasted operation and maintenance expense savings, and decommissioning costs for unit 1 and unit 2. The settlement stipulation also contains provisions requiring future filings with the IPUC that may result in periodic adjustments to rates based upon prudence reviews of capital expenditures, true-ups of actual capital expenditures and decommissioning costs to forecasted costs, true-ups of operating and maintenance expense savings, and plant closure or joint ownership and operating agreement negotiations.

In October and November 2016, Idaho Power also filed applications with the IPUC and OPUC requesting approval to institute revised depreciation rates for Idaho Power's other electric plant-in-service and adjust base rates to reflect the revised depreciation rates applied to electric plant-in-service balances subject to the most recent general rate case. In May 2017, Idaho Power filed a settlement stipulation with the IPUC to resolve the issues among the parties to the Idaho depreciation case. On May 31, 2017, the IPUC approved the settlement stipulation, which provides for new depreciation rates to go into effect on June 1, 2017, that will result in no required increase in Idaho jurisdictional revenue.

Idaho Power anticipates that the approved timing of recovery of plant investments set forth in the orders described above will help reduce the amount of additional accumulated deferred investment tax credits (ADITC) that Idaho Power would otherwise have recorded in 2017. The actual amount of additional ADITC that Idaho Power will record during 2017 under its existing Idaho regulatory settlement stipulation is dependent on weather conditions, operating expenses, and other factors that impact Idaho-jurisdiction return on year-end equity.
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Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained in this report, this report contains (and oral communications made by IDACORP and Idaho Power may contain) statements that relate to future events and expectations, including expectations as to the use of tax credits. Such statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. For instance, a statement regarding Idaho Power's expected level of amortization of tax credits during 2017 is a forward-looking statement. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include those factors set forth in this report, IDACORP's and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2016, particularly Part I, Item 1A - “Risk Factors” and Part II, Item 7 - “Management’s Discussion and Analysis of Financial Condition and Results of Operations" of that report, subsequent reports filed by IDACORP and Idaho Power with the Securities and Exchange Commission, and the following important factors: (a) the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission, the Federal Energy Regulatory Commission, and other regulators that impact Idaho Power’s ability to recover costs and earn a return; (b) changes in residential, commercial, and industrial growth and demographic patterns within Idaho Power's service area and the loss or change in the business of significant customers, and their associated impacts on loads and load growth, and the availability of regulatory mechanisms that allow for timely cost recovery in the event of those changes; (c) the impacts of economic conditions, including inflation, the potential for changes in customer demand for electricity, revenue from sales of excess power, financial soundness of counterparties and suppliers, and the collection of receivables; (d) changes in and compliance with state and federal laws, policies, and regulations, including new interpretations and enforcement initiatives by federal and state regulatory and oversight bodies; (e) changes in tax laws or new interpretations of tax laws, and the availability, use, and regulatory treatment of tax credits; and (f) new accounting or Securities and Exchange Commission requirements, or new interpretations or application of existing requirements. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 31, 2017
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer